UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 30, 2006

Copart, Inc.

(Exact name of registrant as specified in its charter)

California	0-23255	94-2867490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4665 Business Center Drive
Fairfield, California 94534

(Address of Principal Executive Offices, including Zip Code)

(707) 639-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)                                  Dismissal of KPMG LLP

On January 30, 2006, the Audit Committee (the “Committee”) of the Board of Directors of Copart, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of Copart, Inc. and subsidiaries as of and for the years ended July 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The audit report of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of July 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended July 31, 2004, and July 31, 2005, and through January 30, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports on the Company’s financial statements for such years.

During the Company’s two most recent fiscal years ended July 31, 2004, and July 31, 2005, and through January 30, 2006, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  Attached as Exhibit 16.1 is a copy of the KPMG letter to the SEC.

(b)                                 Engagement of Ernst & Young LLP

On January 27, 2006, the Committee approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.  During the Company’s two most recent fiscal years ended July 31, 2004, and July 31, 2005, and through January 27, 2006, neither the Company nor anyone acting on its behalf consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).  The Company has authorized KPMG, the Company’s former independent registered public accounting firm, to respond fully to the inquiries of E&Y.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)                                  Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated January 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Copart, Inc.

By:	/s/ William E. Franklin
William E. Franklin
Senior Vice President and Chief Financial Officer

Date:  February 2, 2006

Exhibit Index

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated January 30, 2006